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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): April 14, 2004

                               EB2B COMMERCE, INC.
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               (Exact Name of Registrant as Specified in Charter)


        NEW JERSEY                     0-10039                  22-2267658
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


       665 BROADWAY, NEW YORK, NEW YORK                                 10012
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(Address of Registrant's Principal Executive Offices)                 (Zip Code)


                                 (212) 477-1700
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 14, 2004, eB2B Commerce, Inc. (the "Company") received notice from the law offices of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C., representing the Investor Representative and investors controlling 85% of the Company's January and July 2002 Senior Secured Convertible Notes, that it is in default on interest payments and that as a result, the Noteholders opt to accelerate their repayment in the aggregate amount of $3,200,000 plus accrued interest.

If the Company cannot repay the Notes plus accrued interest immediately, the Noteholders are prepared to take possession of the Company's assets, according to the General Security Agreements associated with the Notes, in full satisfaction of the debt.

The Company is considering its course of action. As a result of this notification, the Company will be unable to file its Form 10-KSB as scheduled, today, April 14, 2004 pending review by its counsel and auditors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             99.1   Letter from Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004

                                  eB2B Commerce, Inc.


                                  By: /s/ RICHARD S. COHAN
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                                      Name: Richard S. Cohan
                                      Title: Chairman and Chief Executive
                                             Officer